Exhibit 99.1
Barry A. Rothman                                        Gary Geraci
Onstream Media Corporation                              Equity Performance Group
954-917-6655                                            617-723-2373
brothman@onstreammedia.com                              gary@equityperfgp.com

          Onstream Media Corporation Fiscal 2005 Conference Call Recap

POMPANO BEACH, FL - January 20, 2006 - Onstream Media Corporation (Nasdaq:
ONSM), a leading online service provider of live and on-demand, digital media communications and applications, held a conference call on January 19 to discuss its fiscal year 2005 financial results, new business developments and outlook for fiscal year 2006.

Randy Selman, President and CEO, and Robert Tomlinson, CFO, discussed the fiscal 2005 financial results and accomplishments. Some of the highlights were as follows.

During fiscal 2005, the Company:

--Closed $8.7 Million in debenture and preferred stock financing

--Launched the Digital Media Services Platform (DMSP)

--Redesigned its webcasting platform

--Completed development of Quickcast (TM)

--Expanded its Government client base, including The Federal Reserve, Congress and the Departments of Veteran Affairs and Homeland Security

--Earned the 2006 Frost & Sullivan "Digital Media Enabling Technologies Entrepreneurial Company of the Year" Award

Mr. Selman stated, "While fiscal 2005 represented a year of product development, testing and refinement, Onstream is now poised to reap the fruits of its labor in 2006." He further stated, "the Company is focused on expanding its client base, strategic relationships and brand recognition to increase revenues in fiscal 2006." He also identified the following key strategies in order to meet these objectives:

--New Marketing and PR Initiatives

--Third Party Telemarketing

--Adding Channel Partners

--Targeting Multiple Verticals, i.e. entertainment, finance, government and corporate

--Expanding Direct Client Base

During the conference call, Mr. Selman also discussed a going concern qualification which was received from the independent auditors in their report on the Company's 2005 financial statements, included in the Company's Form 10-KSB recently filed with the Securities and Exchange Commission.

For additional details, listen to a rebroadcast of the call online at http://www.visualwebcaster.com/event.asp?id=31930. Also visit http://www.onstreammedia.com.


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About Onstream Media Corporation

Founded in 1993, Onstream Media (Nasdaq: ONSM) is a leading online Application Service Provider (ASP) of live and on-demand, rich media communications via the Onstream Digital Media Services Platform. Specializing in audio and video corporate communications, Onstream Media's pioneering ASP digital media services technology provides its customers with the necessary tools for webcasting, web conferencing, managing digital assets, publishing content on the Internet and establishing e-commerce storefronts to transact business online. All of Onstream Media's services are focused on increasing productivity and revenues, and reducing capital expenditures and operational costs of any organization in an affordable and highly secure environment. As a result, 78% of the Fortune 100 CEOs and CFOs and almost half of the Fortune 1000 companies have used Onstream Media's services.

Onstream Media customers include: AOL, AAA, AXA Equitable Life Insurance Company, Disney, MGM, Deutsche Bank, Thomson Financial/CCBN, PR Newswire and the U.S. Government. For more information, visit the Onstream website at www.onstreammedia.com or call 954-917-6655.

Certain statements in this document and elsewhere by Onstream Media are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company, or industry results, to differ materially from those expressed, or implied by the forward looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward looking statements include, but are not limited to, fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.


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